Exhibit 10.3

EXHIBIT A

EXERCISE NOTICE

To:	ads-tec Energy PLC, an Irish public limited company (the “Irish Guarantor”)

Dated: April 15, 2026

The undersigned, pursuant to the provisions set forth in that certain Amended and Restated Warrant, dated as of August 26, 2024, and amended with the Warrant Adjustment Notice dated April 9, 2026, by and between the Irish Guarantor and the Lender (the “Warrant”), hereby irrevocably elects to subscribe for 66,666 Warrant Shares covered by such Warrant and herewith makes payment of $66,666 representing the full exercise price for such Warrant Shares at the price of $1.00 per Warrant Share. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Warrant.

The undersigned acknowledges that it has reviewed the representations and warranties set forth as Annex I to this Exercise Notice, which representations and warranties are incorporated herein by reference and by its signature below hereby makes such representations and warranties to the Irish Guarantor.

ACKNOWLEDGED AND AGREED TO BY THE LENDER:

The Lucerne Capital Special Opportunity Fund, Ltd.

By:	/s/ Pieter Taselaar
Name:	Pieter Taselaar
Title:	Director

Address: 73 Arch Street, 3rd Floor, Greenwich, CT 06830

Telephone: 203-983-4470

Fax: 203-983-4401

Email: pmoroney@lucernecap.com

Annex I

The undersigned hereby represents and warrants to the Irish Guarantor and acknowledges that: (i) it is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”); (ii) the undersigned has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Irish Guarantor and making an informed investment decision with respect thereto; (iii) the undersigned has reviewed and evaluated all information necessary to assess the merits and risks of its investment in the Irish Guarantor and has had answered to its satisfaction any and all questions regarding such information, including with respect to the equity and debt capitalization of the Irish Guarantor; (iv) the undersigned is able to bear the economic and financial risk of an investment in the Irish Guarantor for an indefinite period of time; (v) the undersigned is acquiring securities of the Irish Guarantor for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof; (vi) other than as expressly set forth in the Warrant, neither the Irish Guarantor nor any of its representatives or agents has made any representation or warranty to the undersigned regarding the financial condition or prospects of the Irish Guarantor or otherwise relating to its investment in the Irish Guarantor; (vii) the offer and sale of the securities of the Irish Guarantor has not been registered under the Securities Act or securities laws of any jurisdiction and cannot be disposed of unless such offer and sale is subsequently registered or qualified under applicable securities laws (or exempt therefrom) and the provisions of this Exercise Notice have been complied with; (viii) to the extent applicable, the execution, delivery and performance of this Exercise Notice have been duly authorized by the undersigned and do not require the undersigned to obtain any material consent or approval that has not been obtained and do not contravene in any material respect or result in a default under any provision of any law or regulation applicable to the undersigned or other governing documents or any agreement or instrument to which the undersigned is a party or by which the undersigned is bound; (ix) the determination of the undersigned to subscribe for securities of the Irish Guarantor has been made by the undersigned independent of any other equity holder in the Irish Guarantor and independent of any statements or opinions as to the advisability of such subscription, which may have been made or given by any other equity holder or by any agent or employee of any other equity holder; (x) the undersigned is not subscribing for the securities of the Irish Guarantor pursuant to a general solicitation or general advertising; and (xi) this Exercise Notice is valid, binding and enforceable against the undersigned in accordance with its terms, except as such enforceability may be limited by applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or applicable equitable principles (whether considered in proceeding at law or in equity).